TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Statement of Additional Information dated May 1, 2016

* * *

The following replaces in its entirety the information found in the “Non-Fundamental Policies for Portfolios” section under the heading “Investment Objectives, Policies, Practices and Associated Risk Factors – Investment Policies” in the Statement of Additional Information:

Non-Fundamental Policies for Portfolios

Each Portfolio has adopted the following non-fundamental policies, which may be changed by the Board of Trustees of the Trust without shareholder approval.

1.	Illiquid investments

Each Portfolio may not purchase any security if, as a result, more than 15% of its net assets (5% of net assets with respect to Transamerica Partners Government Money Market Portfolio) would be invested in illiquid securities.

2.	Purchasing securities on margin

Each Portfolio may not purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

3.	Underlying funds in funds-of-funds investment limitation

No Portfolio may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

* * *

The following information replaces the similar information found in the “Recent Market Events” section under the heading “Investment Objectives, Policies, Practices and Associated Risk Factors - Additional Information Regarding Investment Practices of the Portfolios” in the Statement of Additional Information:

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

* * *

Investors Should Retain this Supplement for Future Reference

August 5, 2016